Exhibit 99.1

[UNITED DOMINION REALTY TRUST LOGO]	For details, contact:

        Ella Neyland

        Executive Vice President, Treasurer

        Phone (720.283.6144)

        E-mail: ir@udrt.com

        www.udrt.com

Press Release

For Immediate Release

UNITED DOMINION REALTY TRUST, INC. REPORTS

FOURTH QUARTER 2002 FUNDS FROM OPERATIONS

IN LINE WITH FIRST CALL CONSENSUS

AND COMPLETION OF $123 MILLION OF CAPITAL TRANSACTIONS

RICHMOND, VA. (February 10, 2003) United Dominion Realty Trust, Inc. (NYSE symbol: UDR) today reported Funds From Operations (“FFO”) of $51.5 million, or $0.40 per share, for the quarter ended December 31, 2002, compared to FFO of $47.7 million, also $0.40 per share, for the comparable period a year ago, meeting its prior earnings guidance for the quarter and the Wall Street consensus estimate. FFO for the twelve months ended December 31, 2002 was $208.1 million, or $1.63 per share, up 10% per share from FFO of $178.8 million, or $1.48 per share for the twelve months ended December 31, 2001. FFO is reported on a fully diluted basis.

Adjusted Funds From Operations (“AFFO”) was $43.7 million, or $0.34 per share for the quarter ended December 31, 2002, up 3% per share from AFFO of $39.8 million, or $0.33 per share, for the comparable period a year ago. AFFO for the twelve months ended December 31, 2002 was $175.7 million, or $1.37 per share, up 12% per share from AFFO of $147.3 million, or $1.22 per share for the twelve months ended December 31, 2001. AFFO is reported on a fully diluted basis.

“We ended the year on several positive notes. We delivered Total Shareholder Return for 2002 of 22%, which lead the apartment sector. Despite a continued softness in apartment fundamentals, we increased our occupancy in the fourth quarter over the third quarter, leading to sequential growth of 2% in our Same Store Sales,” stated Thomas W. Toomey, President and Chief Executive Officer. “We started 2003 with the announcement that we would be the first multifamily REIT to be included in the S&P MidCap 400 Index. Looking toward the balance of 2003, we still do not see positive trends in some of the key drivers of our business, such as job growth, levels of new construction nor abatement in the flight to home ownership. Our focus in 2003 will continue to be attracting and retaining residents and maintaining a high level of sales and service for the people that live in our communities,” continued Mr. Toomey.

Highlights from the Fourth Quarter

•	3% Growth in AFFO
•	FFO in line with First Call consensus estimates
•	Asset Sales of $16 million
•	Repurchased $48 million in unsecured debt
•	Asset Acquisitions of $50 million
•	Repurchased $8.7 million of common stock at an average price of $14.19 per share

Portfolio Operating Performance and Same Community Results

During the fourth quarter, 67,347 apartment homes, or 90% of total apartment homes, were classified as Same Community. The Company defines Same Community as stabilized apartment communities owned for at least four full quarters.

Same Community Results ($ in thousands, except monthly rent)

	4th Qtr ‘02	4th Qtr ‘01	% Change
Gross potential rent	$142,478	$144,550	-1.4%
Net Rental & other income	137,258	139,272	-1.4%
Expenses	51,043	50,426	1.2%
Net operating income	86,215	88,846	-3.0%

Avg. monthly rent per home	$705	$715	-1.4%
Avg. monthly rent per SF	0.798	0.810	-1.4%
Avg. physical occupancy	93.3%	94.3%	-1.0%
Operating margin	62.8%	63.8%	-1.0%

Resident credit loss, % of gross potential rent	0.7%	1.2%	-0.5%
Rent concessions, % of gross potential rent	3.1%	2.3%	0.8%
Annualized resident turnover rate	61.0%	73.3%	-12.3%

On a quarter-over-quarter basis, fourth quarter 2002 Same Community Net Operating Income (“NOI”) growth of negative 3.0% was the result of a 1.4% decrease in revenues from rental and other income and a 1.2% increase in operating expenses.

Same Communities represent 57 markets, of which 28 markets, or 49%, generated positive Same Community NOI growth fourth quarter 2002 over fourth quarter 2001.

Same Community Results ($ in thousands, except monthly rent)

	4th Qtr ‘02	3rd Qtr ‘02	% Change
Gross potential rent	$142,478	$143,544	-0.7%
Net Rental & other income	137,258	135,877	1.0%
Expenses	51,043	51,333	-0.6%
Net operating income	86,215	84,544	2.0%

Avg. monthly rent per home	$705	$710	-0.7%
Avg. monthly rent per SF	0.798	0.804	-0.7%
Avg. physical occupancy	93.3%	92.8%	0.5%
Operating margin	62.8%	62.2%	0.6%

Resident credit loss, % of gross potential rent	0.7%	1.0%	0.3%
Rent concessions, % of gross potential rent	3.1%	3.1%	0.0%
Annualized Resident turnover rate	61.0%	82.7%	-21.7%

Sequentially comparing fourth quarter 2002 to the third quarter 2002, Same Community NOI increased by 2.0% due to a 1.0% increase in rental income and expenses decreasing 0.6%.

Same Communities represent 57 markets, of which 27 markets, or 47%, generated positive Same Community NOI growth fourth quarter 2002 over third quarter 2002.

Financing Activities

During the fourth quarter, the Company redeemed a total of $48 million of unsecured debt that had an average weighted coupon of 8.12% and refinanced $8.6 million of existing secured debt with an average interest rate of 9.3%. Management projects that these financing activities will save the Company $1.4 million, net present value, after payment of $7.6 million in premiums, pre-payment penalties and fees which are reflected in our Consolidated Statements of Operations as extraordinary costs of early extinguishment of debt.

The Company repurchased 611,700 shares of its outstanding Common Stock at an average price per share of $14.19. As of December 31, 2002, the Company is authorized to repurchase up to an additional 2.3 million shares of common stock.

Portfolio Repositioning

The Company sold two communities totaling 426 apartment homes in Albuquerque, New Mexico for a total Sales Price of $16.1 million. A gain of $800,000 was realized on this sale. The sales price was on a cap rate of 9.3% using trailing 12 months Net Operating Income (“NOI”) less an actual capital expenditure reserve of $435 per unit. The average age of these two communities was 17 years. This sale divests our only two assets in this market.

We also acquired two communities totaling 418 apartment homes for a total Sales Price of $50 million. The Windemere in Riverside, California was acquired on a cap rate of 6.5% based on 2003 stabilized NOI less a capital expenditure reserve of $250 per unit. Summit Meadow, in Columbia, Maryland was acquired on a cap rate of 7.9% based on 2003 stabilized NOI less a capital expenditure reserve of $435 per unit. The age of the communities was 2 and 13 years, respectively.

The portfolio repositioning in 2002 encompassed $314 million of asset sales at an average cap rate of 8.1% and $323 million of acquisitions at an average cap rate of 8.2% This repositioning resulted in a decrease in the number of markets from 62 at the beginning of the year to a concentration in 57 markets by December 31, 2002.

2003 Common Stock Dividend

On February 7, 2003, the Company announced it is increasing the dividend to common shareholders for First Quarter 2003 to $0.285 per share (compared to $0.2775 per share for 2002). This represents an annualized dividend of $1.14 per share, a 3% increase over 2002.

Supplemental Information

UDR provides Quarterly Supplemental Information with details regarding the Company’s activities during the period. The information is available on the UDR website at:

http://www.udrt.com/4Q2002

Conference Call Information

Dial in at least five minutes prior to start time.

Domestic: 800-867-0938

International: 303-262-2075

If you have any questions, please contact: Elyse Fischler

Phone: 312-640-6786

E-mail: efischler@webershandwick.com

Conference Call Playback:

Domestic: 800-405-2236

International: 303-590-3000

Pass code: 514561

The playback can be accessed until February 18, 2003 at midnight.

Webcast:

The conference call will also be available on UDR’s website at www.udrt.com and at www.ccbn.com. To listen to a live broadcast, go to one of these sites at least 15 minutes prior to the scheduled start time in order to register, download, and install any necessary audio software. A replay will also be available for 90 days on UDR website and also on ccbn website.

About United Dominion Realty Trust, Inc.

United Dominion is the fourth largest apartment REIT, owning and operating apartment communities nationwide. The Company has a thirty one-year history during which it has raised the dividend each of the last twenty-seven years. United Dominion is included in the S&P MidCap 400 Index. The Company currently owns 74,480 apartment homes and is the developer of 178 homes currently under construction. United Dominion’s common stock is traded on the New York Stock Exchange under the symbol UDR. Additional information about United Dominion may be found on its web site at www.udrt.com.

Statements contained in this press release, which are not historical facts, are forward-looking statements, as the term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which can cause actual results to differ materially from those currently anticipated, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, acquisitions or new developments may not achieve anticipated results, difficulties in selling existing apartment communities, and other risk factors discussed in documents filed by the company with the Securities and Exchange Commission from time to time including the Company’s Annual Report on Form 10-K for the year ended December 31, 2001 and the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. The statements in this press release are made as of today, based upon information currently known to management, and the company disclaims any duty to update such statements.

Financial Tables Follow

Attachment 1

UNITED DOMINION REALTY TRUST, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

Three Months Ended December 31,	Twelve Months Ended December 31,
In thousands, except per share amounts	2002	2001	2002	2001
Rental income	$152,128	$142,337	$594,314	$565,322

Rental expenses:
Real estate taxes and insurance	16,018	14,501	64,495	60,054
Personnel	16,160	14,485	60,580	57,443
Utilities	8,987	8,182	34,529	34,905
Repairs and maintenance	10,093	9,190	37,909	33,517
Administrative and marketing	5,708	5,372	21,876	20,583
Property management	4,212	4,306	17,240	17,107
Other operating	271	341	1,203	1,391

61,449	56,377	237,832	225,000

Other income:
Non-property income	921	2,425	1,806	4,593

Other expenses:
Real estate depreciation	40,551	34,136	152,169	137,597
Interest	32,611	33,625	130,956	139,695
Severance costs and other organizational charges	—	—	—	5,404	(C)
Impairment loss on real estate and investments	—	2,248	(A)	—	4,661	(C)
General and administrative	3,864	7,037	19,343	21,730
Non real estate depreciation and amortization	869	864	4,096	3,333

77,895	77,910	306,564	312,420

Income before gains on sales of investments, minority interests, discontinued operations, and extraordinary items	13,705	10,475	51,724	32,495
Gains on sales of depreciable property	—	—	1,248	(B)	24,748

Income before minority interests, discontinued operations, and extraordinary items	13,705	10,475	52,972	57,243
Minority interests of outside partnerships	(315)	(566)	(1,414)	(2,225)
Minority interests of unitholders in operating partnerships	(406)	(205)	(1,500)	(1,374)

Income before discontinued operations and extraordinary items	12,984	9,704	50,058	53,644
Income from discontinued operations, net of minority interests (D)	1,273	3,229	36,937	11,424

Income before extraordinary items	14,257	12,933	86,995	65,068
Extraordinary items—early extinguishment of debt, net of minority interests (E)	(7,155)	(2,629)	(33,766)	(3,240)

Net income	7,102	10,304	53,229	61,828
Distributions to preferred shareholders—Series A and B	(2,911)	(2,911)	(11,645)	(15,762)
Distributions to preferred shareholders—Series D (Convertible)	(3,964)	(3,857)	(15,779)	(15,428)
Premium on preferred share repurchases	—	—	—	(3,496)

Net income available to common shareholders	$227	$3,536	$25,805	$27,142

Earnings (loss) per common share—basic:
Income before discontinued operations and extraordinary items, net of minority interests	$0.06	$0.04	$0.21	$0.19
Income from discontinued operations, net of minority interests	$0.01	$0.03	$0.35	$0.11
Extraordinary items, net of minority interests	($0.07)	($0.03)	($0.32)	($0.03)
Net income available to common shareholders	$0.00	$0.04	$0.24	$0.27

Earnings (loss) per common share—diluted:
Income before discontinued operations and extraordinary items, net of minority interests	$0.06	$0.04	$0.21	$0.19
Income from discontinued operations, net of minority interests	$0.01	$0.03	$0.35	$0.11
Extraordinary items, net of minority interests	($0.07)	($0.03)	($0.32)	($0.03)
Net income available to common shareholders	$0.00	$0.04	$0.24	$0.27

Common distributions declared per share	$0.2775	$0.2700	$1.1100	$1.0800

Weighted average number of common shares outstanding-basic	106,408	99,432	106,078	100,339
Weighted average number of common shares outstanding-diluted	107,227	100,286	106,952	101,037

(A)	Represents writedown of investment in Realeum, Inc.
(B)	Represents gain recognized on condemnation of 96 units of a community in Fresno, California during the second quarter of 2002.
(C)	Represents non-recurring charges related to workforce reductions, other severance costs and executive office relocation costs, and the writedowns of undeveloped land sites in selected markets and investment in online apartment leasing company.
(D)	Discontinued operations represents all properties sold in 2002 and properties that are currently classified as held for disposition at December 31, 2002. Refer to Attachment 5 for details.
(E)	For the three and twelve months ended December 31, 2002, extraordinary items includes a charge of $0.5 million and $2.2 million of minority interest expense, respectively. For the three and twelve months ended December 31, 2001, extraordinary items includes a charge of $0.2 million and $0.2 million of minority interest expense, respectively.

Attachment 2

UNITED DOMINION REALTY TRUST, INC.

FUNDS FROM OPERATIONS

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
In thousands, except per share amounts	2002	2001	2002	2001
Net income	$7,102	$10,304	$53,229	$61,828
Adjustments:
Distributions to preferred shareholders	(6,875)	(6,768)	(27,424)	(31,190)
Real estate depreciation, net of outside partners’ interest	40,260	33,749	150,743	135,958
Minority interests of unitholders in operating partnership	406	205	1,500	1,374
Real estate depreciation related to unconsolidated entities	39	360	471	1,105
Gains on sales of depreciable property, net of outside partners’ interest	—	—	(1,244)	(24,007)
Extraordinary items-early extinguishment of debt, net of minority interest	7,155	2,629	33,766	3,240
Discontinued Operations:
Real estate depreciation	220	3,269	6,986	14,248
Minority interests of unitholders in operating partnership	84	234	2,433	828
Impairment loss on real estate	—	—	2,301	—
Gains on sales of depreciable property	(825)	—	(31,450)	—
Extraordinary items-early extinguishment of debt, net of minority interest	—	(94)	975	(4)

Funds from operations (“FFO”)-basic	$47,566	$43,888	$192,286	$163,380

Adjustment:
Distribution to preferred shareholders-Series D (Convertible)	$3,964	$3,857	$15,779	$15,428

Funds from operations-diluted	$51,530	$47,745	$208,065	$178,808

Adjustment:
Recurring capital expenditures	$(7,784)	$(7,903)	$(32,341)	$(31,535)

Adjusted funds from operations (“AFFO”)-diluted	$43,746	$39,842	$175,724	$147,273

Weighted average number of common shares and OP Units outstanding-basic	113,375	106,625	113,077	107,741
Weighted average number of common shares and OP Units outstanding-diluted	128,081	120,037	127,838	120,728
FFO per common share-basic	$0.42	$0.41	$1.70	$1.52

FFO per common share-diluted	$0.40	$0.40	$1.63	$1.48

AFFO per common share-basic	$0.35	$0.34	$1.41	$1.22

AFFO per common share-diluted	$0.34	$0.33	$1.37	$1.22

Adjustments for One Time Charges:
One time charges (refer to note (C) on Attachment 1)	—	—	—	8,592

Funds from operations—diluted before one time charges	$51,530	$47,745	$208,065	$187,400

Adjusted funds from operation—diluted before one time charges	$43,746	$39,842	$175,724	$155,865

FFO per common share—diluted before one time charges	$0.40	$0.40	$1.63	$1.55

AFFO per common share—diluted before one time charges	$0.34	$0.33	$1.37	$1.29

FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable property and extraordinary items, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust’s definition issued in October, 1999 which became effective beginning January 1, 2000. In July of 2000, the Best Financial Practices Council of NAREIT further concluded that impairment write downs associated with depreciable operating property should be added back to GAAP net income to arrive at FFO.

AFFO is defined as FFO less recurring capital expenditures for our stabilized portfolio at $425 per unit in 2002 and $418 per unit in 2001.

Attachment 3

UNITED DOMINION REALTY TRUST, INC.

CONSOLIDATED BALANCE SHEETS

(Unaudited)

In thousands, except per share amounts	December 31, 2002		December 31, 2001
ASSETS

Real estate owned:
Real estate held for investment	$3,908,746		$3,858,579
Less: accumulated depreciation	(742,876)		(646,366)

	3,165,870		3,212,213
Real estate under development	30,624		40,240
Real estate held for disposition (net of accumulated depreciation of $5,857 and $0)	22,256		8,848

Total real estate owned, net of accumulated depreciation	3,218,750		3,261,301
Cash and cash equivalents	3,152		4,641
Restricted cash	11,773		26,830
Deferred financing costs	17,548		15,802
Investment in unconsolidated development joint venture	—		3,355
Other assets	24,913		36,162

Total assets	$3,276,136		$3,348,091

LIABILITIES AND SHAREHOLDERS’ EQUITY

Secured debt	$1,015,740		$974,177
Unsecured debt	1,041,900		1,090,020
Real estate taxes payable	29,743		28,099
Accrued interest payable	11,908		16,779
Security deposits and prepaid rent	21,379		20,481
Distributions payable	35,141		33,457
Accounts payable, accrued expenses and other liabilities	49,634		66,688
Real estate held for disposition—liabilities	204		—

Total liabilities	2,205,649		2,229,701

Minority interests	69,216		75,665

Shareholders’ equity
Preferred stock, no par value; $25 liquidation preference, 25,000,000 shares authorized;
5,416,009 shares 8.60% Series B Cumulative Redeemable issued and outstanding (5,416,009 shares in 2001)	135,400		135,400
8,000,000 shares 7.50% Series D Cumulative Convertible Redeemable issued and outstanding (8,000,000 shares in 2001)	175,000		175,000
Common stock, $1 par value; 150,000,000 shares authorized 106,605,259 shares issued and outstanding (103,133,279 shares in 2001)	106,605		103,133
Additional paid-in capital	1,140,786		1,098,029
Distributions in excess of net income	(541,428)		(448,345)
Deferred compensation—unearned restricted stock awards	(2,504)		(1,312)
Notes receivable from officer-shareholders	(2,630)		(4,309)
Accumulated other comprehensive loss, net	(9,958	)(A)	(14,871	)(A)

Total shareholders’ equity	1,001,271		1,042,725

Total liabilities and shareholders’ equity	$3,276,136		$3,348,091

(A)	Represents net unrealized loss on derivative instrument transactions.

Attachment 4

UNITED DOMINION REALTY TRUST, INC.

SELECTED FINANCIAL INFORMATION

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

DEBT STRUCTURE

		Balance	% of Total	Interest Rate
Secured	Fixed	$538,080	26.2%	6.84%
	Floating	477,660	23.2%	2.01%

	Combined	1,015,740	49.4%	4.56%

Unsecured	Fixed	756,100	36.7%	7.34%
	Floating	285,800	13.9%	2.86%

	Combined	1,041,900	50.6%	6.11%

Interest Rate Swaps (A)	Fixed	232,000		7.72%
	Floating	(232,000)		2.60%

Total Debt	Fixed	1,526,180	74.2%	7.22%
	Floating	531,460	25.8%	2.21%

	Combined	$2,057,640	100.0%	5.93%

(A)	United Dominion has 13 interest rate swap agreements with a notional amount aggregating $232 million that are used to fix the interest rate on a portion of its variable rate debt.

DEBT MATURITIES

	Secured Debt	Bank Lines	Other Unsecured Debt		Balance	Interest Rate
2003	$19,504	$175,800	$115,102		$310,406	8.02	%(B)
2004	60,377	—	151,211	(C)	211,588	7.95%
2005	24,591	—	121,368		145,959	7.64%
2006	35,237	—	110,374		145,611	7.46%
2007	7,574	—	92,265		99,839	7.30%
Thereafter	868,457	—	275,780		1,144,237	4.83%

	$1,015,740	$175,800	$866,100		$2,057,640

(B)	Interest rate excludes the effect of the Company’s bank lines.
(C)	Includes $54.1 million of 8.5% debentures which include a one-time put option in September 2004. Should the investors choose not to put these debentures back to UDR at that time, the debentures will not mature until September 2024.

COVERAGE RATIOS

	Quarter	Year-to-Date
Interest Coverage Ratio	2.71	2.70	(D)
Fixed Charge Coverage Ratio	2.24	2.24	(E)

(D)	EBITDA (before non-recurring items) divided by interest expense.
(E)	EBITDA (before non-recurring items) divided by interest expense and preferred dividends.

MARKET CAPITALIZATION

	Balance	% of Total
Total debt	$2,057,640	48.6%
Preferred equity at market	314,354	7.4%
Common shares & OP Units at $16.36	1,858,038	44.0%

Total market capitalization	$4,230,032	100.0%

COMMON STOCK EQUIVALENTS

	Weighted Average	Ending
Common Shares	106,453,398	106,605,259
Stock Options	774,068	957,735
Out-Performance Partnership Units	1,578,534	1,578,534
Operating Partnership Units	6,967,147	6,967,147
Convertible Preferred Stock	12,307,692	12,307,692

Total Common Stock Equivalents	128,080,839	128,416,367

SECURITIES RATINGS

	Debt	Preferred
Moody’s Investors Service	Baa3	Ba1
Standard & Poors	BBB-	BB+

QUICK FACTS

*	For the three and twelve months ended December 31, 2002, total interest capitalized was $107 thousand and $931 thousand, respectively.
*	Secured debt encumbers $1.5 billion or 36.3% of the carrying value of UDR’s real estate owned. $2.4 billion or 61.7% of the carrying value of UDR’s real estate owned is unencumbered.

Attachment 5

UNITED DOMINION REALTY TRUST, INC.

INCOME FROM DISCONTINUED OPERATIONS

(Unaudited)

During the twelve months ended December 31, 2002, United Dominion sold 25 communities with a total of 6,990 apartment homes, one commercial property and one parcel of land. At December 31, 2002, United Dominion had two communities with 363 apartment homes with a net book value of $13.6 million, two parcels of land with a net book value of $6.9 million and one commercial property with a net book value of $1.8 million included in real estate held for disposition. The results of operations for these properties are classified on the Consolidated Statements of Operations in the line item entitled “Income from discontinued operations, net of minority interests.”

	Three Months Ended December 31,		Twelve Months Ended December 31,
In thousands	2002	2001	2002	2001
Rental income	$1,576	$13,644	$34,559	$54,217

Rental expenses	728	5,901	14,312	22,028
Other expenses	316	4,374	9,051	19,166
Impairment loss on real estate	—	—	2,301	775

	1,044	10,275	25,664	41,969
Income before gains on sales of investments, minority interests and extraordinary items	532	3,369	8,895	12,248
Gains on sales of depreciable property	825	—	31,450	—

Income before minority interests and extraordinary items	1,357	3,369	40,345	12,248
Minority interests on income from discontinued operations	(84)	(234)	(2,433)	(828)

Income before extraordinary items	1,273	3,135	37,912	11,420
Extraordinary items—early extinguishment of debt, net of minority interests	—	94	(975)	4

Income from discontinued operations, net of minority interests	$1,273	$3,229	$36,937	$11,424

Attachment 6(A)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

				% Change
	Quarter Ended December 31, 2002	Quarter Ended September 30, 2002	Quarter Ended December 31, 2001	SEQUENTIAL QTR	YTD
REVENUES
Same Communities (67,347 homes)	$137,258	$135,877	$139,272	1.0%	-1.4%
Acquired Properties (4,481 homes)	10,351	8,816	—
Developed Properties (1,238 homes)	2,724	2,736	1,127
Other Properties & Commercial	1,795	2,212	1,938

Total	$152,128	$149,641	$142,337	1.7%	6.9%

EXPENSES
Same Communities	$51,043	$51,333	$50,426	-0.6%	1.2%
Acquired Properties	4,107	3,355	—
Developed Properties	941	1,033	533
Other Properties & Commercial	875	812	771

Total	$56,966	$56,533	$51,730	0.8%	10.1%

NOI
Same Communities	$86,215	$84,544	$88,846	2.0%	-3.0%
Acquired Properties	6,244	5,461	—
Developed Properties	1,783	1,703	594
Other Properties & Commercial	920	1,400	1,167

Total	$95,162	$93,108	$90,607	2.2%	5.0%

OPERATING MARGIN
Same Communities	62.8%	62.2%	63.8%	0.6%	-1.0%
Acquired Properties	60.3%	61.9%	n/a
Developed Properties	65.5%	62.2%	52.7%
Other Properties & Commercial	51.3%	63.3%	60.2%

Total	62.6%	62.2%	63.7%	0.4%	-1.1%

Same Communities consist of all multifamily properties owned and stabilized for at least one year as of the beginning of the most recent quarter.

Acquired Properties consist of all multifamily properties acquired by the Company, other than through development activity, during the last six quarters.

Developed Properties consist of all multifamily properties developed or under development by the Company which are currently majority owned by the Company and had not achieved stabilization at least one year prior to the beginning of the most recent quarter.

Other Properties include properties managed by third parties, non multi-family properties and any property where greater than ten percent of available units have been pulled off-line for major renovation.

Stabilization occurs with the initial achievement of 90% occupancy for at least three consecutive months.

Apartment home unit count is as of December 31, 2002.

Attachment 6(B)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

				% Change
	Quarter Ended December 31, 2002	Quarter Ended September 30, 2002	Quarter Ended December 31, 2001	SEQUENTIAL QTR	YTD
RENTAL RATE PER UNIT
Same Communities	$705	$710	$715	-0.7%	-1.4%
Acquired Properties	1,046	1,042	—
Developed Properties	894	900	900
Held for Disposition	742	741	742

Total	$726	$728	$718	-0.3%	1.1%

PHYSICAL OCCUPANCY
Same Communities	93.3%	92.8%	94.3%	0.5%	-1.0%
Acquired Properties	92.9%	91.2%	90.5%
Developed Properties	85.9%	85.5%	60.3%
Held for Disposition	92.1%	92.2%	91.9%

Total	93.1%	92.6%	93.5%	0.5%	-0.4%

CONCESSIONS
Same Communities	3.1%	3.1%	2.3%	0.0%	0.8%
Acquired Properties	5.6%	5.9%	0.0%
Developed Properties	6.0%	5.3%	10.4%
Held for Disposition	5.9%	6.2%	3.5%

Total	3.3%	3.4%	2.4%	-0.1%	0.9%

ROIC
Same Communities	10.2%	10.1%	10.7%	0.1%	-0.5%
Acquired Properties	7.3%	7.9%	0.0%
Developed Properties	8.3%	8.1%	7.1%
Held for Disposition	11.2%	10.5%	11.4%

Total	9.9%	9.8%	10.6%	0.1%	-0.7%

Physical occupancy represents the number of occupied units divided by the total units available for a property.

Concessions are disclosed as a percentage of gross potential.

Return on Invested Capital (“ROIC”) represents the most recent quarter’s NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Attachment 7(A)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT QUARTER VS. PRIOR YEAR QUARTER

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Total Apartment Homes	% of Total Portfolio Based on YTD 2002 NOI	Total Same Community Homes	Same Community
				Physical Occupancy			Rental Rate			Annualized Resident Turnover (1)			Concessions (2)
				QTD 02	QTD 01	Change	QTD 02	QTD 01	Change	QTD 02	QTD 01	Change	QTD 02	QTD 01	Change
Dallas, TX	5,133	6.3%	4,305	93.6%	94.7%	-1.1%	$662	$686	-3.5%	58.3%	72.6%	-14.3%	5.3%	2.3%	3.0%
Houston, TX	5,726	6.3%	5,726	90.9%	95.1%	-4.2%	647	635	1.9%	74.8%	84.3%	-9.5%	2.5%	3.0%	-0.5%
Orlando, FL	4,140	5.2%	3,884	91.9%	91.7%	0.2%	728	740	-1.6%	57.6%	72.2%	-14.6%	3.5%	2.3%	1.2%
Phoenix, AZ	3,855	4.9%	3,399	92.9%	93.4%	-0.5%	716	723	-1.0%	71.9%	77.1%	-5.2%	9.3%	7.0%	2.3%
Mid Cities, TX	3,465	4.3%	3,065	94.8%	96.1%	-1.3%	662	659	0.5%	57.6%	61.5%	-3.9%	3.1%	1.2%	1.9%
Raleigh, NC	3,663	4.0%	2,951	93.6%	93.8%	-0.2%	645	707	-8.8%	50.2%	68.9%	-18.7%	3.0%	2.8%	0.2%
Tampa, FL	3,372	4.0%	3,372	91.8%	93.7%	-1.9%	702	705	-0.4%	53.0%	71.9%	-18.9%	4.1%	2.3%	1.8%
Metropolitan DC	2,330	3.8%	1,028	94.5%	97.3%	-2.8%	941	879	7.1%	68.5%	72.4%	-3.9%	1.1%	0.1%	1.0%
Richmond, VA	2,372	3.6%	2,372	94.8%	95.9%	-1.1%	717	721	-0.6%	56.0%	60.4%	-4.4%	2.7%	1.0%	1.7%
San Francisco, CA	980	3.4%	980	96.9%	96.5%	0.4%	1,553	1,719	-9.7%	51.8%	80.4%	-28.6%	1.3%	1.6%	-0.3%
Columbus, OH	2,530	3.4%	2,530	93.1%	94.8%	-1.7%	684	692	-1.2%	61.2%	63.4%	-2.2%	3.1%	0.8%	2.3%
Monterey Peninsula, CA	1,706	3.1%	1,706	93.0%	93.6%	-0.6%	923	894	3.2%	58.4%	58.1%	0.3%	0.4%	0.0%	0.4%
Southern California	1,558	2.7%	1,318	96.8%	96.0%	0.8%	935	908	3.0%	56.4%	65.6%	-9.2%	1.3%	0.8%	0.5%
Nashville, TN	2,220	2.7%	2,220	92.3%	94.6%	-2.3%	661	686	-3.6%	59.8%	78.2%	-18.4%	1.0%	1.7%	-0.7%
Baltimore, MD	1,470	2.5%	1,292	95.9%	96.7%	-0.8%	864	840	2.9%	52.3%	50.2%	2.1%	0.8%	0.1%	0.7%
Charlotte, NC	2,711	2.3%	2,711	94.9%	88.3%	6.6%	613	706	-13.2%	70.7%	80.7%	-10.0%	4.1%	5.6%	-1.5%
Wilmington, NC	1,868	2.3%	1,868	90.8%	94.2%	-3.4%	646	665	-2.9%	64.2%	80.3%	-16.1%	4.6%	2.1%	2.5%
Greensboro, NC	2,122	2.3%	2,122	92.0%	90.2%	1.8%	589	646	-8.8%	49.6%	81.8%	-32.2%	1.3%	2.2%	-0.9%
Norfolk, VA	1,438	2.3%	1,438	97.1%	95.1%	2.0%	709	678	4.6%	59.0%	78.2%	-19.2%	0.7%	0.7%	0.0%
Columbia, SC	1,584	1.8%	1,584	95.8%	96.2%	-0.4%	594	589	0.8%	56.3%	64.1%	-7.8%	1.3%	2.2%	-0.9%
Lansing, MI	1,226	1.6%	1,226	94.6%	97.3%	-2.7%	666	669	-0.4%	49.6%	36.2%	13.4%	3.3%	0.9%	2.4%
Atlanta, GA	1,426	1.5%	1,426	89.3%	91.9%	-2.6%	703	746	-5.8%	70.7%	67.6%	3.1%	3.3%	4.5%	-1.2%
Jacksonville, FL	1,157	1.4%	1,157	96.1%	95.0%	1.1%	676	670	0.9%	49.1%	80.6%	-31.5%	3.2%	3.4%	-0.2%
Seattle, WA	628	1.0%	628	89.6%	93.4%	-3.8%	752	753	-0.1%	80.9%	102.5%	-21.6%	4.5%	2.5%	2.0%
Other Southwestern	2,077	5.3%	1,336	91.0%	93.6%	-2.6%	628	658	-4.6%	72.2%	93.1%	-20.9%	4.7%	4.8%	-0.1%
Other Western	2,650	3.7%	2,042	91.2%	96.1%	-4.9%	757	733	3.3%	54.1%	72.5%	-18.4%	3.2%	1.8%	1.4%
Other Pacific	2,275	2.9%	1,757	94.8%	94.6%	0.2%	731	717	2.0%	51.2%	66.9%	-15.7%	3.5%	1.2%	2.3%
Other Florida	2,089	2.9%	1,825	94.4%	92.8%	1.6%	732	730	0.3%	63.6%	76.5%	-12.9%	2.8%	2.8%	0.0%
Other Midwestern	2,122	2.4%	2,122	93.7%	93.6%	0.1%	632	637	-0.8%	59.8%	74.3%	-14.5%	2.3%	2.3%	0.0%
Other North Carolina	1,893	2.2%	1,893	94.0%	95.6%	-1.6%	581	570	1.9%	78.2%	100.4%	-22.2%	0.9%	0.7%	0.2%
Other Mid-Atlantic	928	1.8%	928	96.5%	97.9%	-1.4%	814	784	3.8%	72.8%	85.3%	-12.5%	0.7%	0.0%	0.7%
Other Southeastern	1,394	1.6%	764	93.7%	95.9%	-2.2%	584	586	-0.3%	51.8%	63.9%	-12.1%	1.0%	2.5%	-1.5%
Other Northeastern	372	0.5%	372	96.5%	96.6%	-0.1%	702	689	1.9%	49.5%	55.9%	-6.4%	0.5%	0.2%	0.3%

Totals	74,480	100.0%	67,347	93.3%	94.3%	-1.0%	$705	$715	-1.4%	61.0%	73.3%	-12.3%	3.1%	2.3%	0.8%

(1)	Annualized Resident Turnover represents the percentage of units that would be turned in the course of the year if the average weekly move-outs experienced throughout the most recent quarter were diplicated for the entire year.
(2)	Concessions disclosed as a percentage of gross potential.

Attachment 7(B)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT QUARTER VS. PRIOR YEAR QUARTER

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Same Community
	Revenues			Expenses			Net Operating Income
	QTD 02	QTD 01	Change	QTD 02	QTD 01	Change	QTD 02	QTD 01	Change
Dallas, TX	$8,103	$8,575	-5.5%	$3,283	$3,459	-5.1%	$4,820	$5,116	-5.8%
Houston, TX	10,392	10,432	-0.4%	4,373	4,695	-6.9%	6,019	5,737	4.9%
Orlando, FL	7,921	8,085	-2.0%	3,139	3,031	3.6%	4,782	5,054	-5.4%
Phoenix, AZ	6,592	6,739	-2.2%	2,382	2,299	3.6%	4,210	4,440	-5.2%
Mid Cities, TX	5,957	6,064	-1.8%	2,529	2,333	8.4%	3,428	3,731	-8.1%
Raleigh, NC	5,414	5,764	-6.1%	2,010	1,883	6.7%	3,404	3,881	-12.3%
Tampa, FL	6,817	6,943	-1.8%	2,708	2,844	-4.8%	4,109	4,099	0.2%
Metropolitan DC	2,875	2,770	3.8%	740	719	2.9%	2,135	2,051	4.1%
Richmond, VA	5,014	5,140	-2.5%	1,486	1,468	1.2%	3,528	3,672	-3.9%
San Francisco, CA	4,500	4,919	-8.5%	1,256	1,229	2.2%	3,244	3,690	-12.1%
Columbus, OH	5,033	5,161	-2.5%	1,845	1,683	9.6%	3,188	3,478	-8.3%
Monterey Peninsula, CA	4,556	4,426	2.9%	1,433	1,383	3.6%	3,123	3,043	2.6%
Southern California	3,639	3,493	4.2%	1,089	1,025	6.2%	2,550	2,468	3.3%
Nashville, TN	4,271	4,437	-3.7%	1,609	1,738	-7.4%	2,662	2,699	-1.4%
Baltimore, MD	3,393	3,268	3.8%	963	899	7.1%	2,430	2,369	2.6%
Charlotte, NC	4,642	4,741	-2.1%	2,423	2,347	3.2%	2,219	2,394	-7.3%
Wilmington, NC	3,365	3,632	-7.4%	1,129	1,227	-8.0%	2,236	2,405	-7.0%
Greensboro, NC	3,617	3,737	-3.2%	1,311	1,322	-0.8%	2,306	2,415	-4.5%
Norfolk, VA	3,241	2,946	10.0%	981	959	2.3%	2,260	1,987	13.7%
Columbia, SC	2,886	2,787	3.6%	1,130	1,040	8.7%	1,756	1,747	0.5%
Lansing, MI	2,432	2,597	-6.4%	818	737	11.0%	1,614	1,860	-13.2%
Atlanta, GA	2,740	2,943	-6.9%	1,365	1,314	3.9%	1,375	1,629	-15.6%
Jacksonville, FL	2,365	2,240	5.6%	871	969	-10.1%	1,494	1,271	17.5%
Seattle, WA	1,341	1,361	-1.5%	492	470	4.7%	849	891	-4.7%
Other Southwestern	2,277	2,445	-6.9%	1,087	1,095	-0.7%	1,190	1,350	-11.9%
Other Western	4,366	4,477	-2.5%	1,592	1,415	12.5%	2,774	3,062	-9.4%
Other Pacific	3,722	3,717	0.1%	1,263	1,318	-4.2%	2,459	2,399	2.5%
Other Florida	3,935	3,822	3.0%	1,503	1,407	6.8%	2,432	2,415	0.7%
Other Midwestern	4,039	3,950	2.3%	1,839	1,708	7.7%	2,200	2,242	-1.9%
Other North Carolina	3,340	3,307	1.0%	1,110	1,119	-0.8%	2,230	2,188	1.9%
Other Mid-Atlantic	2,348	2,272	3.3%	589	581	1.4%	1,759	1,691	4.0%
Other Southeastern	1,350	1,315	2.7%	463	466	-0.6%	887	849	4.5%
Other Northeastern	775	767	1.0%	232	244	-4.9%	543	523	3.8%

Totals	$137,258	$139,272	-1.4%	$51,043	$50,426	1.2%	$86,215	$88,846	-3.0%

Attachment 7(C)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT YEAR-TO-DATE VS. PRIOR YEAR-TO-DATE

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Total Apartment Homes	% of Total Portfolio Based on YTD 2002 NOI	Total Same Community Homes	Same Community
				Physical Occupancy			Rental Rate			Annualized Resident Turnover (1)			Concessions (2)
				YTD 02	YTD 01	Change	YTD 02	YTD 01	Change	YTD 02	YTD 01	Change	YTD 02	YTD 01	Change
Dallas, TX	5,133	6.3%	4,305	93.5%	95.2%	-1.7%	$674	$679	-0.7%	66.0%	71.2%	-5.2%	3.5%	2.0%	1.5%
Houston, TX	5,726	6.3%	5,726	93.8%	94.0%	-0.2%	644	623	3.4%	80.6%	75.1%	5.5%	2.3%	2.4%	-0.1%
Orlando, FL	4,140	5.2%	3,884	91.8%	92.8%	-1.0%	737	729	1.1%	66.3%	66.7%	-0.4%	4.2%	2.0%	2.2%
Phoenix, AZ	3,855	4.9%	3,240	93.0%	93.7%	-0.7%	715	722	-1.0%	72.9%	78.2%	-5.3%	9.6%	7.0%	2.6%
Mid Cities, TX	3,465	4.3%	3,065	95.1%	96.5%	-1.4%	663	648	2.3%	63.0%	65.0%	-2.0%	2.6%	0.7%	1.9%
Raleigh, NC	3,663	4.0%	2,951	91.5%	91.7%	-0.2%	671	719	-6.7%	71.2%	68.0%	3.2%	3.7%	3.9%	-0.2%
Tampa, FL	3,372	4.0%	3,372	91.6%	94.1%	-2.5%	706	694	1.7%	65.9%	71.2%	-5.3%	3.6%	1.6%	2.0%
Metropolitan DC	2,330	3.8%	1,028	96.0%	98.0%	-2.0%	919	841	9.3%	71.7%	69.5%	2.2%	0.5%	0.1%	0.4%
Richmond, VA	2,372	3.6%	2,372	94.5%	95.6%	-1.1%	723	711	1.7%	65.9%	59.4%	6.5%	2.2%	0.6%	1.6%
San Francisco, CA	980	3.4%	980	97.2%	97.3%	-0.1%	1,590	1,767	-10.0%	58.2%	72.2%	-14.0%	2.1%	1.0%	1.1%
Columbus, OH	2,530	3.4%	2,178	94.0%	93.5%	0.5%	674	669	0.7%	65.6%	62.4%	3.2%	2.5%	1.3%	1.2%
Monterey Peninsula, CA	1,706	3.1%	1,706	92.1%	95.4%	-3.3%	914	859	6.4%	58.1%	54.6%	3.5%	0.2%	0.2%	0.0%
Southern California	1,558	2.7%	1,318	95.1%	95.9%	-0.8%	925	881	5.0%	60.5%	67.1%	-6.6%	1.4%	0.8%	0.6%
Nashville, TN	2,220	2.7%	2,220	92.4%	94.2%	-1.8%	669	688	-2.8%	72.0%	75.0%	-3.0%	1.5%	3.2%	-1.7%
Baltimore, MD	1,470	2.5%	1,292	96.0%	97.1%	-1.1%	857	816	5.0%	54.4%	51.6%	2.8%	0.8%	0.2%	0.6%
Charlotte, NC	2,711	2.3%	2,711	90.8%	88.9%	1.9%	643	703	-8.5%	73.8%	72.7%	1.1%	3.3%	5.1%	-1.8%
Wilmington, NC	1,868	2.3%	1,868	91.4%	92.6%	-1.2%	655	661	-0.9%	85.5%	83.5%	2.0%	2.8%	2.6%	0.2%
Greensboro, NC	2,122	2.3%	2,122	90.4%	91.0%	-0.6%	613	642	-4.5%	68.5%	73.8%	-5.3%	2.1%	3.1%	-1.0%
Norfolk, VA	1,438	2.3%	1,438	97.3%	95.4%	1.9%	697	665	4.8%	64.6%	70.7%	-6.1%	0.5%	0.7%	-0.2%
Columbia, SC	1,584	1.8%	1,584	95.0%	95.0%	0.0%	592	586	1.0%	70.7%	79.1%	-8.4%	1.7%	2.3%	-0.6%
Lansing, MI	1,226	1.6%	1,226	93.2%	92.4%	0.8%	675	661	2.1%	86.2%	74.3%	11.9%	2.9%	1.5%	1.4%
Atlanta, GA	1,426	1.5%	1,426	89.3%	93.3%	-4.0%	728	741	-1.8%	69.0%	70.2%	-1.2%	4.9%	2.4%	2.5%
Jacksonville, FL	1,157	1.4%	1,157	95.0%	92.9%	2.1%	675	669	0.9%	63.2%	72.3%	-9.1%	3.8%	3.7%	0.1%
Seattle, WA	628	1.0%	628	92.6%	94.9%	-2.3%	748	742	0.8%	84.4%	79.0%	5.4%	2.9%	1.4%	1.5%
Other Southwestern	2,077	5.3%	1,336	92.8%	93.6%	-0.8%	638	654	-2.4%	96.6%	81.7%	14.9%	5.4%	2.2%	3.2%
Other Western	2,650	3.7%	1,790	91.4%	96.7%	-5.3%	781	745	4.8%	64.7%	70.5%	-5.8%	3.5%	0.6%	2.9%
Other Pacific	2,275	2.9%	1,757	92.6%	93.6%	-1.0%	725	707	2.5%	67.8%	74.7%	-6.9%	3.3%	2.1%	1.2%
Other Florida	2,089	2.9%	1,657	94.1%	93.5%	0.6%	707	694	1.9%	72.8%	73.9%	-1.1%	2.4%	2.3%	0.1%
Other Midwestern	2,122	2.4%	2,122	93.9%	93.0%	0.9%	635	629	1.0%	65.0%	67.4%	-2.4%	2.4%	1.7%	0.7%
Other North Carolina	1,893	2.2%	1,893	95.2%	95.1%	0.1%	572	566	1.1%	87.2%	96.2%	-9.0%	0.6%	0.7%	-0.1%
Other Mid-Atlantic	928	1.8%	928	97.0%	96.6%	0.4%	801	770	4.0%	82.1%	87.1%	-5.0%	0.3%	0.1%	0.2%
Other Southeastern	1,394	1.6%	764	94.2%	94.8%	-0.6%	584	586	-0.3%	64.5%	65.6%	-1.1%	2.0%	2.5%	-0.5%
Other Northeastern	372	0.5%	372	96.9%	96.4%	0.5%	692	672	3.0%	64.0%	61.6%	2.4%	0.6%	0.1%	0.5%

Totals	74,480	100.0%	66,416	93.3%	94.1%	-0.8%	$709	$707	0.3%	70.5%	71.5%	-1.0%	2.9%	2.1%	0.8%

(1)	Annualized Resident Turnover represents the percentage of units that would be turned in the course of the year if the average weekly move-outs experienced throughout the most recent quarter were diplicated for the entire year.
(2)	Concessions disclosed as a percentage of gross potential.

Attachment 7(D)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT YEAR-TO-DATE VS. PRIOR YEAR-TO-DATE

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Same Community
	Revenues			Expenses			Net Operating Income
	YTD 02	YTD 01	Change	YTD 02	YTD 01	Change	YTD 02	YTD 01	Change
Dallas, TX	$33,252	$34,228	-2.9%	$13,315	$13,775	-3.3%	$19,937	$20,453	-2.5%
Houston, TX	42,474	40,601	4.6%	17,737	17,988	-1.4%	24,737	22,613	9.4%
Orlando, FL	31,683	32,353	-2.1%	12,199	11,857	2.9%	19,484	20,496	-4.9%
Phoenix, AZ	24,923	25,609	-2.7%	8,722	8,751	-0.3%	16,201	16,858	-3.9%
Mid Cities, TX	23,965	24,052	-0.4%	9,978	10,022	-0.4%	13,987	14,030	-0.3%
Raleigh, NC	21,541	22,889	-5.9%	8,016	7,847	2.2%	13,525	15,042	-10.1%
Tampa, FL	27,128	27,767	-2.3%	11,381	11,038	3.1%	15,747	16,729	-5.9%
Metropolitan DC	11,421	10,691	6.8%	2,847	2,809	1.4%	8,574	7,882	8.8%
Richmond, VA	20,295	20,418	-0.6%	6,175	6,051	2.0%	14,120	14,367	-1.7%
San Francisco, CA	18,277	20,433	-10.6%	4,871	4,987	-2.3%	13,406	15,446	-13.2%
Columbus, OH	17,226	17,131	0.6%	5,845	6,010	-2.7%	11,381	11,121	2.3%
Monterey Peninsula, CA	17,909	17,302	3.5%	5,653	5,448	3.8%	12,256	11,854	3.4%
Southern California	14,067	13,542	3.9%	4,230	4,059	4.2%	9,837	9,483	3.7%
Nashville, TN	17,138	17,468	-1.9%	6,557	6,852	-4.3%	10,581	10,616	-0.3%
Baltimore, MD	13,364	12,831	4.2%	3,712	3,716	-0.1%	9,652	9,115	5.9%
Charlotte, NC	18,472	19,113	-3.4%	9,220	8,462	9.0%	9,252	10,651	-13.1%
Wilmington, NC	13,937	14,125	-1.3%	4,903	4,990	-1.7%	9,034	9,135	-1.1%
Greensboro, NC	14,465	14,861	-2.7%	5,467	5,274	3.7%	8,998	9,587	-6.1%
Norfolk, VA	12,722	11,572	9.9%	3,810	3,913	-2.6%	8,912	7,659	16.4%
Columbia, SC	11,258	10,887	3.4%	4,233	4,113	2.9%	7,025	6,774	3.7%
Lansing, MI	9,748	9,343	4.3%	3,396	3,456	-1.7%	6,352	5,887	7.9%
Atlanta, GA	11,189	12,055	-7.2%	5,298	4,700	12.7%	5,891	7,355	-19.9%
Jacksonville, FL	9,239	8,719	6.0%	3,507	3,741	-6.3%	5,732	4,978	15.1%
Seattle, WA	5,529	5,570	-0.7%	1,764	1,802	-2.1%	3,765	3,768	-0.1%
Other Southwestern	9,318	9,963	-6.5%	4,284	3,940	8.7%	5,034	6,023	-16.4%
Other Western	15,640	16,197	-3.4%	5,061	4,839	4.6%	10,579	11,358	-6.9%
Other Pacific	14,493	14,282	1.5%	4,962	5,152	-3.7%	9,531	9,130	4.4%
Other Florida	13,790	13,280	3.8%	5,199	4,926	5.5%	8,591	8,354	2.8%
Other Midwestern	16,355	15,596	4.9%	6,935	6,827	1.6%	9,420	8,769	7.4%
Other North Carolina	13,253	12,834	3.3%	4,386	4,526	-3.1%	8,867	8,308	6.7%
Other Mid-Atlantic	9,277	8,842	4.9%	2,353	2,354	0.0%	6,924	6,488	6.7%
Other Southeastern	5,302	5,251	0.4%	1,863	1,867	-0.2%	3,439	3,384	1.6%
Other Northeastern	3,079	3,037	1.4%	936	1,040	-10.0%	2,143	1,997	7.3%

Totals	$541,729	$542,842	-0.2%	$198,815	$197,132	0.9%	$342,914	$345,710	-0.8%

Attachment 7(E)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT QUARTER VS. LAST QUARTER

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Total Apartment Homes	% of Total Portfolio Based on YTD 2002 NOI	Total Same Community Homes	Same Community
				Physical Occupancy			Rental Rate			Annualized Resident Turnover (1)			Concessions (2)
				4Q 02	3Q 02	Change	4Q 02	3Q 02	Change	4Q 02	3Q 02	Change	4Q 02	3Q 02	Change
Dallas, TX	5,133	6.3%	4,305	93.6%	92.6%	1.0%	$662	$673	-1.6%	58.3%	72.4%	-14.1%	5.3%	3.7%	1.6%
Houston, TX	5,726	6.3%	5,726	90.9%	93.4%	-2.5%	647	648	-0.2%	74.8%	89.1%	-14.3%	2.5%	1.9%	0.6%
Orlando, FL	4,140	5.2%	3,884	91.9%	92.0%	-0.1%	728	737	-1.2%	57.6%	76.3%	-18.7%	3.5%	4.2%	-0.7%
Phoenix, AZ	3,855	4.9%	3,399	92.9%	92.8%	0.1%	716	717	-0.1%	71.9%	81.0%	-9.1%	9.3%	11.9%	-2.6%
Mid Cities, TX	3,465	4.3%	3,065	94.8%	94.6%	0.2%	662	665	-0.5%	57.6%	76.6%	-19.0%	3.1%	2.6%	0.5%
Raleigh, NC	3,663	4.0%	2,951	93.6%	90.7%	2.9%	645	666	-3.2%	50.2%	88.9%	-38.7%	3.0%	3.7%	-0.7%
Tampa, FL	3,372	4.0%	3,372	91.8%	90.5%	1.3%	702	705	-0.4%	53.0%	70.6%	-17.6%	4.1%	3.8%	0.3%
Metropolitan DC	2,330	3.8%	1,028	94.5%	96.5%	-2.0%	941	929	1.3%	68.5%	88.7%	-20.2%	1.1%	0.2%	0.9%
Richmond, VA	2,372	3.6%	2,372	94.8%	93.0%	1.8%	717	726	-1.2%	56.0%	82.5%	-26.5%	2.7%	4.1%	-1.4%
San Francisco, CA	980	3.4%	980	96.9%	97.0%	-0.1%	1,553	1,572	-1.2%	51.8%	61.2%	-9.4%	1.3%	2.1%	-0.8%
Columbus, OH	2,530	3.4%	2,530	93.1%	93.1%	0.0%	684	690	-0.9%	61.2%	92.6%	-31.4%	3.1%	2.5%	0.6%
Monterey Peninsula, CA	1,706	3.1%	1,706	93.0%	91.6%	1.4%	923	929	-0.6%	58.4%	60.5%	-2.1%	0.4%	0.1%	0.3%
Southern California	1,558	2.7%	1,318	96.8%	94.7%	2.1%	935	931	0.4%	56.4%	55.5%	0.9%	1.3%	2.3%	-1.0%
Nashville, TN	2,220	2.7%	2,220	92.3%	91.1%	1.2%	661	667	-0.9%	59.8%	82.7%	-22.9%	1.0%	1.9%	-0.9%
Baltimore, MD	1,470	2.5%	1,292	95.9%	95.0%	0.9%	864	862	0.2%	52.3%	66.9%	-14.6%	0.8%	0.9%	-0.1%
Charlotte, NC	2,711	2.3%	2,711	94.9%	91.8%	3.1%	613	633	-3.2%	70.7%	78.3%	-7.6%	4.1%	2.8%	1.3%
Wilmington, NC	1,868	2.3%	1,868	90.8%	91.9%	-1.1%	646	655	-1.4%	64.2%	107.5%	-43.3%	4.6%	2.3%	2.3%
Greensboro, NC	2,122	2.3%	2,122	92.0%	89.1%	2.9%	589	607	-3.0%	49.6%	77.9%	-28.3%	1.3%	1.3%	0.0%
Norfolk, VA	1,438	2.3%	1,438	97.1%	98.2%	-1.1%	709	701	1.1%	59.0%	76.8%	-17.8%	0.7%	0.2%	0.5%
Columbia, SC	1,584	1.8%	1,584	95.8%	95.5%	0.3%	594	592	0.3%	56.3%	81.6%	-25.3%	1.3%	1.5%	-0.2%
Lansing, MI	1,226	1.6%	1,226	94.6%	89.7%	4.9%	666	687	-3.1%	49.6%	167.4%	-117.8%	3.3%	4.9%	-1.6%
Atlanta, GA	1,426	1.5%	1,426	89.3%	86.9%	2.4%	703	733	-4.1%	70.7%	79.9%	-9.2%	3.3%	5.6%	-2.3%
Jacksonville, FL	1,157	1.4%	1,157	96.1%	94.9%	1.2%	676	676	0.0%	49.1%	74.0%	-24.9%	3.2%	4.0%	-0.8%
Seattle, WA	628	1.0%	628	89.6%	92.1%	-2.5%	752	750	0.3%	80.9%	91.7%	-10.8%	4.5%	2.0%	2.5%
Other Southwestern	2,077	5.3%	1,336	91.0%	92.8%	-1.8%	628	632	-0.6%	72.2%	110.8%	-38.6%	4.7%	6.0%	-1.3%
Other Western	2,650	3.7%	2,042	91.2%	91.5%	-0.3%	757	754	0.4%	54.1%	73.8%	-19.7%	3.2%	2.6%	0.6%
Other Pacific	2,275	2.9%	1,757	94.8%	90.7%	4.1%	731	729	0.3%	51.2%	79.9%	-28.7%	3.5%	5.1%	-1.6%
Other Florida	2,089	2.9%	1,825	94.4%	93.3%	1.1%	732	729	0.4%	63.6%	85.7%	-22.1%	2.8%	2.1%	0.7%
Other Midwestern	2,122	2.4%	2,122	93.7%	93.7%	0.0%	632	634	-0.3%	59.8%	76.9%	-17.1%	2.3%	2.3%	0.0%
Other North Carolina	1,893	2.2%	1,893	94.0%	95.7%	-1.7%	581	575	1.0%	78.2%	102.1%	-23.9%	0.9%	0.3%	0.6%
Other Mid-Atlantic	928	1.8%	928	96.5%	97.3%	-0.8%	814	803	1.4%	72.8%	99.6%	-26.8%	0.7%	0.1%	0.6%
Other Southeastern	1,394	1.6%	764	93.7%	93.9%	-0.2%	584	583	0.2%	51.8%	76.4%	-24.6%	1.0%	1.5%	-0.5%
Other Northeastern	372	0.5%	372	96.5%	96.7%	-0.2%	702	692	1.4%	49.5%	89.2%	-39.7%	0.5%	0.1%	0.4%

Totals	74,480	100.0%	67,347	93.3%	92.8%	0.5%	$705	$710	-0.7%	61.0%	82.7%	-21.7%	3.1%	3.1%	0.0%

(1)	Annualized Resident Turnover represents the percentage of units that would be turned in the course of the year if the average weekly move-outs experienced throughout the most recent quarter were diplicated for the entire year.
(2)	Concessions disclosed as a percentage of gross potential.

Attachment 7(F)

UNITED DOMINION REALTY TRUST, INC.

OPERATING INFORMATION BY MAJOR MARKET

CURRENT QUARTER VS. LAST QUARTER

DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

	Same Community
	Revenues			Expenses			Net Operating Income
	4Q 02	3Q 02	Change	4Q 02	3Q 02	Change	4Q 02	3Q 02	Change
Dallas, TX	$8,103	$8,199	-1.2%	$3,283	$3,405	-3.6%	$4,820	$4,794	0.5%
Houston, TX	10,392	10,625	-2.2%	4,373	4,450	-1.7%	6,019	6,175	-2.5%
Orlando, FL	7,921	7,841	1.0%	3,139	3,105	1.1%	4,782	4,736	1.0%
Phoenix, AZ	6,592	6,366	3.6%	2,382	2,425	-1.8%	4,210	3,941	6.8%
Mid Cities, TX	5,957	5,981	-0.4%	2,529	2,526	0.1%	3,428	3,455	-0.8%
Raleigh, NC	5,414	5,340	1.4%	2,010	2,183	-7.9%	3,404	3,157	7.8%
Tampa, FL	6,817	6,651	2.5%	2,708	2,964	-8.6%	4,109	3,687	11.4%
Metropolitan DC	2,874	2,904	-1.0%	740	714	3.6%	2,134	2,190	-2.6%
Richmond, VA	5,014	4,841	3.6%	1,486	1,617	-8.1%	3,528	3,224	9.4%
San Francisco, CA	4,500	4,510	-0.2%	1,256	1,178	6.6%	3,244	3,332	-2.6%
Columbus, OH	5,033	5,034	0.0%	1,845	1,759	4.9%	3,188	3,275	-2.7%
Monterey Peninsula, CA	4,556	4,467	2.0%	1,433	1,332	7.6%	3,123	3,135	-0.4%
Southern California	3,639	3,438	5.8%	1,089	1,016	7.2%	2,550	2,422	5.3%
Nashville, TN	4,271	4,179	2.2%	1,609	1,639	-1.8%	2,662	2,540	4.8%
Baltimore, MD	3,393	3,316	2.3%	963	952	1.2%	2,430	2,364	2.8%
Charlotte, NC	4,642	4,638	0.1%	2,423	2,410	0.5%	2,219	2,228	-0.4%
Wilmington, NC	3,365	3,563	-5.6%	1,129	1,315	-14.1%	2,236	2,248	-0.5%
Greensboro, NC	3,617	3,607	0.3%	1,311	1,442	-9.1%	2,306	2,165	6.5%
Norfolk, VA	3,241	3,229	0.4%	981	967	1.4%	2,260	2,262	-0.1%
Columbia, SC	2,886	2,832	1.9%	1,130	1,025	10.2%	1,756	1,807	-2.8%
Lansing, MI	2,432	2,303	5.6%	818	920	-11.1%	1,614	1,383	16.7%
Atlanta, GA	2,740	2,689	1.9%	1,365	1,290	5.8%	1,375	1,399	-1.7%
Jacksonville, FL	2,365	2,306	2.6%	871	860	1.3%	1,494	1,446	3.3%
Seattle, WA	1,341	1,369	-2.0%	492	416	18.3%	849	953	-10.9%
Other Southwestern	2,277	2,255	1.0%	1,087	1,140	-4.6%	1,190	1,115	6.7%
Other Western	4,366	4,310	1.3%	1,592	1,468	8.4%	2,774	2,842	-2.4%
Other Pacific	3,723	3,500	6.4%	1,263	1,241	1.8%	2,460	2,259	8.9%
Other Florida	3,935	3,872	1.6%	1,503	1,436	4.7%	2,432	2,436	-0.2%
Other Midwestern	4,039	3,970	1.7%	1,839	1,743	5.5%	2,200	2,227	-1.2%
Other North Carolina	3,340	3,357	-0.5%	1,110	1,112	-0.2%	2,230	2,245	-0.7%
Other Mid-Atlantic	2,348	2,322	1.1%	589	588	0.2%	1,759	1,734	1.4%
Other Southeastern	1,350	1,301	3.8%	463	466	-0.6%	887	835	6.2%
Other Northeastern	775	762	1.7%	232	229	1.3%	543	533	1.9%

Totals	$137,258	$135,877	1.0%	$51,043	$51,333	-0.6%	$86,215	$84,544	2.0%

Attachment 8

UNITED DOMINION REALTY TRUST, INC.

DEVELOPMENT SUMMARY

DECEMBER 31, 2002

(Dollars in thousands, except Cost Per Home)

(Unaudited)

UNDER DEVELOPMENT

	No. of Apt. Homes	Completed Apt. Homes	Cost to Date	Budgeted Cost	Est. Cost Per Home	Expected Completion Date	Expected Stabilized Return
The Mandolin II	178	—	$5,400	$13,300	$74,700	4Q03	9.1%
Dallas, TX

Rancho Cucamongo	414	—	$13,806	$60,400	$145,900	4Q05	8.5%
Los Angeles, CA

2000 Post III	24	—	$2,067	$6,600	$275,000	3Q04	8.0%
San Francisco, CA

Copperfield (A)	504	—	$3,122	$28,400	$56,300	1Q05	10.0%
Houston TX

(A)	This parcel of land will be contributed to the AEGON joint venture in the first quarter of 2003.

Note:	In addition, UDR owns seven parcels of land held for future development aggregating $9.4 million at December 31, 2002. Six of the seven parcels represent additional phases to existing properties.

Attachment 9

UNITED DOMINION REALTY TRUST, INC.

SUMMARY OF ACQUISITIONS AND DISPOSITIONS

AS OF DECEMBER 31, 2002

(Dollars in thousands)

(Unaudited)

ACQUISITIONS

Date	Property Name	Location	Price		Units
Jan-02	The Cliffs	Arlington, TX	$21,900		400
Mar-02	Barton Creek Landing	Austin, TX	17,400		250
Apr-02	Taylor Place	Arlington, VA	19,700		218
Apr-02	The Reflections	Denver, CO	33,400		416
May-02	Presidential Greens	Alexandria, VA	29,800		395
May-02	Stonehaven I and II	Tacoma, WA	35,900		518
Jun-02	Parke 33	Lakeland, FL	16,700		264
Jun-02	Oaks at Weston	Raleigh, NC	35,400		380
Aug-02	Pine Avenue	Long Beach, CA	3,300	(A)	158
Aug-02	Grand Resort	Anaheim, CA	14,000	(A)	768
Aug-02	Ridgewood I and II	Silver Spring, MD	45,700		426
Nov-02	Windemere	Riverside, CA	28,800		240
Nov-02	Tamar Meadow	Columbia, MD	21,100		178

	Total Apartment Communities		$323,100		4,611

Oct-02	Rancho Cucamongo	Inland Empire	$13,600

	Total Land		$13,600

DISPOSITIONS

Date	Property Name	Location	Price	Units
Apr-02	Briar Club	Memphis, TN	$8,500	272
Apr-02	Cinnamon Trails	Memphis, TN	8,100	208
Apr-02	Dogwood Creek	Memphis, TN	14,700	278
Apr-02	Hunters Trace	Memphis, TN	7,400	192
May-02	Desert Springs	Tucson, AZ	7,800	248
May-02	Posada Del Rio	Tucson, AZ	4,600	160
Jun-02	Santa Barbara Landing	Naples, FL	16,500	248
Jun-02	Trails at Kirby Parkway	Memphis, TN	13,200	376
Jun-02	Sunset Pointe	Las Vegas, NV	20,800	384
Sep-02	Preston Trace	Dallas, TX	12,200	228
Sep-02	Hunters Ridge	Fort Worth, TX	9,700	248
Sep-02	Southern Oaks	Fort Worth, TX	9,400	248
Sep-02	Promontory Pointe	San Antonio, TX	33,700	596
Sep-02	Sunset Canyon	San Antonio, TX	16,600	466
Sep-02	Escalante	San Antonio, TX	23,100	540
Sep-02	Kenton Place	San Antonio, TX	12,700	244
Sep-02	Peppermill	San Antonio, TX	10,900	232
Sep-02	Ashley Oaks	San Antonio, TX	22,100	462
Sep-02	Grand Cypress	San Antonio, TX	9,400	164
Sep-02	The Bluffs	San Antonio, TX	8,700	318
Sep-02	Audubon	San Antonio, TX	7,400	216
Sep-02	Cimarron City	San Antonio, TX	6,500	140
Sep-02	Winward Point	Chula Vista, CA	13,900	96
Dec-02	Alvarado	Albuquerque, NM	9,000	210
Dec-02	Dorado Heights	Albuquerque, NM	7,100	216

	Total Apartment Communities		$314,000	6,990

May-02	Tri-County	Bristol, TN	$2,200

	Total Commercial		$2,200

Nov-02	Palazzo	Brandon, FL	$2,500

	Total Land		$2,500

(A)	Represents purchase price of the 36% outside partnership interest in the property.

Attachment 10(A)

UNITED DOMINION REALTY TRUST, INC.

OVERVIEW OF CAPITAL EXPENDITURES

AS OF DECEMBER 31, 2002

(Unaudited)

Category	Expenditure Example	Estimated GAAP Life (Yrs)	Year Ended December 31, 2002	Year Ended December 31, 2001
Capital Expenditures
Development	Development Expenditures
	— Hard and Soft Costs of Development	5-35
	— Internal Dedicated Development Personnel Costs	35
	— Capitalized Interest to the Month of C.O.	35

	Development of Real Estate Assets		$22,539	$53,607

Major Renovation	Building Interiors/Exteriors
	— Rewiring or Replumbing an Entire Building	20
	— Major Structural Changes to Existing Buildings	20
	— Architectural Revisions to Existing Buildings	20

	Total Major Renovations		1,081	3,594

Return on Investment/ Revenue Enhancing **	Building Interiors		7,337	12,332

—  Upgrades of Carpet, Vinyl, Fixtures and

      Cabinets; Installation of Ventilated

      Shelving; Replacement of Doors, Tubs,

      Sinks, etc. Simultaneously performed to

      update the look and quality of the unit and

      increase rents

		5-10
	— Initial Install of Washer/Dryers and their Connections *	10
	— Upgrade or Initial Installation of Appliances *	10
	— Initial installation of Intrusion Alarms *	10

	Building Exteriors		1,267	4,639
	— Garages/Storage/ Carport installation	20
	— Replacement of Wood Siding with Vinyl Siding	20
	— Submeter Installation *	10
	— Trash Compactors	10

	Landscaping & Grounds		801	996
	— Water Well Installations	10
	— Gating systems *	5

	Total Return on Investment / Revenue Enhancing		9,405	17,967

 *— Expenditures noted with an asterisk are capitalized as ROI the first time they are installed; however, their replacements are charged to recurring CAPEX.

**—Management approves Return on Investment/Revenue Enhancing expenditures that exceed a 12% return hurdle and fit within the company's overall CAPEX plan.

Recurring /AFFO Charges	Asset Preservation
	Building Interiors		7,419	4,771
	— Plumbing Replacements	20
	— Replacement of Stairs, Doors, Windows	10
	— Common Area Improvements	10
	— Fixture and Equipment Replacement	10
	— HVAC Replacement	5
	— Clubhouse and Model Redecorating	5
	— Water Heater Replacement	5
	Building Exteriors		5,193	5,929
	— Roof Replacement	20
	— Replacement of Porches, Awnings, Canopies	10
	— Replacment of Balconies, Patios, Sunrooms	10
	— Vinyl Siding Replacement	10
	— Exterior Painting	5
	Landscaping & Grounds		3,255	4,059
	— Drainage Improvements	10
	— Irrigation System Replacments	10
	— New Signage	10
	— Retaining Wall Replacements	10
	— Fencing, Gating Replacements	10
	— Site Lighting Replacements	10
	— Major Parking Lot Improvements	10
	— Major Pool Improvements	10

	Turnover Related		16,474	16,776
	— Carpet, Vinyl and Tile Replacement	5
	— Appliance Replacement	5

	Total Recurring/AFFO Charges		32,341	31,535

	Average Stabilized Unit Count		76,065	75,439
	Average Recurring Capital Expenditures Per Unit		425	418

Capital Expenditures—Real Estate Assets			$42,827	$53,096

NOTE —	United Dominion capitalizes real estate improvement costs that fit these descriptions/categories, and any others that have a cost in excess of $500 and a useful life in excess of one year.

Attachment 10(B)

UNITED DOMINION REALTY TRUST, INC.

OVERVIEW OF REPAIRS AND MAINTENANCE EXPENDITURES

AS OF DECEMBER 31, 2002

(Unaudited)

Category	Expenditure Example	Year Ended December 31, 2002	Year Ended December 31, 2001
Repairs & Maintenance
	Contract Services	$17,843	$17,308
	— Trash, Cleaning
	— Lawn & Grounds
	— Seasonal Landscaping
	— Pest Control

	Turnover Related Expenses	11,375	7,723
	— Painting of Units
	— Cleaning of Units
	— Janitorial Supplies
	— Carpet Cleaning and Supplies

	Other Repairs & Maintenance
	Building Interiors	7,153	7,505
	— Mechanical Repairs
	— Appliance Repairs
	— Fixture Repairs
	— Sheetrock, Carpentry Repairs
	— Plumbing Repairs
	— Safety Equipment
	Building Exteriors	2,645	2,554
	— Wood Replacement
	— Roof, Chimney Repairs
	— Garage, Carport, Storage Repairs
	— Foundation Repairs
	Landscaping & Grounds	1,062	1,107
	— Pool Repairs
	— Pool Chemicals
	— Replacement of Trees and Shrubs
	— Parking Lot Repairs
	— Fence and Gate Repairs

	Total Repairs & Maintenance	$40,078	$36,197